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Exhibit 23.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File No.333-12221 and File No. 333-68531).


                                           /s/ Arthur Andersen LLP

Boston, Massachusetts
March 22, 1999